                                                     EXHIBIT 99


UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549
FORM 11-K

FOR ANNUAL REPORTS OF EMPLOYEE STOCK PURCHASE,
SAVINGS AND SIMILAR PLANS PURSUANT TO SECTION 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Mark One)
[X]  ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934
     For the fiscal year ended December 31, 1997

                        OR

[ ]  TRANSITION REPORT PURSUANT TO SECTION 15(d) OF
     THE SECURITIES EXCHANGE ACT OF 1934
     For the transition period from        to
                                   --------  -------

           Commission File Number 1-1059

          CROWN CENTRAL EMPLOYEES SAVINGS PLAN
                     (Title of Plan)

             CROWN CENTRAL PETROLEUM CORPORATION
                One North Charles Street
               Baltimore, Maryland  21201
(Name and address of principal executive offices of issuer of the securities)

                       AUDITED FINANCIAL STATEMENTS
                             AND SCHEDULES

                         Crown Central Employees
                              Savings Plan


                  Years ended December 31, 1997 and 1996
                   with Report of Independent Auditors

            Disk to Kate Hill 5/5/97
Crown Central Employees Savings Plan

               Audited Financial Statements
                      and Schedules


           Years ended December 31, 1997 and 1996



Contents



Report of Independent Auditors
1

Audited Financial Statements

Statements of Net Assets Available for Benefits
2
Statements of Changes in Net Assets Available for Benefits
3
Notes to Financial Statements
4

Supplemental Schedules

Line 27a--Schedule of Assets Held for Investment Purposes
11
Line 27d--Schedule of Reportable Transactions
12

                         Report of Independent Auditors

Crown Central Employees Savings Plan
Baltimore, Maryland

We have audited the accompanying statements of net assets available for benefits of the Crown Central Employees Savings Plan as of DecemberE31, 1997 and 1996, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Crown Central Employees Savings Plan at DecemberE31, 1997 and 1996, and the changes in its net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplemental schedules of assets held for investment purposes as of DecemberE31, 1997 and reportable transactions for the year then ended, are presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and are not a required part of the financial statements. These supplemental schedules have been subjected to the auditing procedures applied in our audit of the 1997 financial statements and, in our opinion, are fairly stated in all material respects in relation to the 1997 financial statements taken as a whole.




/s/--- Ernst & Young LLP

May 29, 1998
Baltimore, Maryland

              Crown Central Employees Savings Plan

         Statements of Net Assets Available for Benefits


                                                  December 31
                                             1997             1996
                                         ------------    ------------
Assets
Investments, at fair value:
U.S. Savings Bonds--Series E and EE      $    939,562    $    951,676
Crown Central Petroleum Corporation:
  Class A Common Stock                      4,440,531       3,051,988
  Class B Common Stock                      2,462,079       1,745,497
T. Rowe Price Funds:
  International Stock Fund                  2,808,422       3,106,586
  U.S. Treasury Money Fund                 13,235,645      14,509,462
  U.S. Treasury Intermediate Fund           1,462,664       1,677,754
  Equity Income Fund                       24,012,090      18,228,829
  Spectrum Income Fund                      5,093,778       4,281,539
  Spectrum Growth Fund                      8,710,523       7,619,897
  Stable Value Fund                           232,339          44,612
  New Horizons Fund                           654,507         329,058
  Mid Cap Growth Fund                       1,405,155         606,600
  Participant loans                         1,934,331       2,001,985
                                         ------------    ------------
Total investments                          67,391,626      58,155,483
Contributions receivable                      329,807         340,302
Interest receivable                            11,573          11,860
Cash                                                           34,353
                                         ------------    ------------
Net assets available for benefits        $ 67,733,006    $ 58,541,998
                                         ============    ============


See accompanying notes.

             Crown Central Employees Savings Plan

    Statements of Changes in Net Assets Available for Benefits



                                              Year ended December 31
                                               1997             1996
                                         -------------     -------------
Additions
Net investment income:
  Interest                               $     859,972     $     928,642
  Dividends                                  3,864,232         2,212,258
                                         -------------     -------------
Total net investment income                  4,724,204         3,140,900
                                         -------------     -------------
Contributions                                4,070,773         4,145,580
                                         -------------     -------------
Total additions                              8,794,977         7,286,480

Deductions
Benefit Payments                            (6,642,088)       (4,922,304)

Net realized and unrealized appreciation
  in aggregate fair value of investments     7,038,119         2,087,195
                                         -------------     -------------
Net increase                                 9,191,008         4,451,371
Net assets available for benefits at
  beginning of year                         58,541,998        54,090,627
                                         -------------     -------------
Net assets available for benefits at
  end of year                            $  67,733,006     $  58,541,998
                                         =============     =============


See accompanying notes.


                    Crown Central Employees Savings Plan

                       Notes to Financial Statements



1. SUMMARY OF ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the period. Actual results could differ from those estimates.

INVESTMENTS

Investments in Crown Central Petroleum Corporation ClassEA and ClassEB Common Stock are reported at fair value, based on published market prices. U.S. Savings Bonds and T. Rowe Price Funds are reported at current redemption value. Participant loans represent the outstanding principal balances of the loans, which approximate fair value.

The change in the difference between the fair value and cost of investments held during the year and the difference between the proceeds received and the cost of investments sold is reflected as net realized and unrealized appreciation (depreciation) in aggregate fair value of investments in the statements of changes in net assets available for benefits.

Subsequent  to  December  31,  1997,  the  price  of  Crown  Central   Petroleum
Corporation Common Stock has declined from approximately $21 per share to approximately $13 per share causing a decrease in net assets available for benefits of approximately $2,600,000 from that reported at December 31, 1997.

BENEFIT PAYMENTS

Benefits are recorded when paid.

2. PLAN DESCRIPTION

GENERAL

The Crown Central Employees Savings Plan (the "Plan") was adopted on JanuaryE1, 1955 by Crown Central Petroleum Corporation (the "Corporation"). The participating companies ("participating companies") in the Plan are Crown Central Petroleum Corporation, La Gloria Oil & Gas Company, McMurrey Pipeline Company, Crown Central Pipe Line Company, Crown-Rancho Pipe Line Corporation and Coronet Security Systems, Inc., including service station and convenience store employees. The purpose of the Plan is to encourage employees to save regularly and to provide additional funds upon retirement. An employee is eligible to participate in the Plan upon attaining 21 years of age and having completed one year of service with at least 1,000 hours worked.

                   Crown Central Employees Savings Plan

2. PLAN DESCRIPTION (CONTINUED)

CONTRIBUTIONS

Employees contribute to the Plan through payroll deduction, up to a maximum of 12% of their base pay. The Corporation's contribution for all participating companies is equal to 50% of the employees' contributions up to a maximum of 8% (7% during first five years of service) of their base pay. Contributions to the Plan are invested in the available investment options in accordance with the participants' election. A terminating member of the Plan is paid the current value of their contributions to the Plan reduced by any outstanding loan balances, but unless the member is fully vested, as defined, they must forfeit the current value of the employer's contribution to their account. In accordance with the terms of the Plan, such forfeitures are applied to reduce future contributions required of the employer.

INVESTMENT OPTIONS

At December 31, 1997, the available investment options offered were Crown Class B Common Stock, T. Rowe Price U.S. Treasury Money Fund, T. Rowe Price Equity Income Fund, T. Rowe Price Spectrum Growth Fund, T. Rowe Price Spectrum Income Fund, T. Rowe Price International Stock Fund, T. Rowe Price Stable Value Fund,
T. Rowe Price New Horizons Fund, and T. Rowe Price Mid Cap Growth Fund. Those investments in Crown Class A Common Stock, U.S. Savings Bonds, and T. Rowe Price U.S. Treasury Intermediate Fund remain in the Plan as frozen options which can be liquidated at the participant's discretion.

PARTICIPANT LOANS

Participants have the option to borrow from the vested portion of their account. The maximum loan permitted is the lesser of (1) $50,000 or (2) 50% of the nonforfeitable value of the account determined on the most recent valuation available to the Administrator prior to the date of the loan, as adjusted for distributions or contributions. The minimum loan permitted is $1,000. The term of each loan shall be for a minimum of one year and a maximum of five years and shall bear interest equal to the prime rate on the last day of the prior month in which the loan request is signed.

                   Crown Central Employees Savings Plan

2. PLAN DESCRIPTION (CONTINUED)

PLAN TERMINATION

The participating companies have the right to terminate the Plan at any time. In the event of termination of the Plan, the individual participants, beneficiaries or legal representatives of deceased participants are to be paid, at their option, the balance in their accounts including non-vested employer contributions, reduced by any outstanding loan balances, in cash or in kind.

ADMINISTRATIVE EXPENSES

All costs and expenses incurred in connection with the administration of the Plan are paid by the participating companies.

Information about the Plan Agreement is contained in the pamphlets Summary Plan Description and Prospectus and Description of Available Investments. Copies of these pamphlets are available from the Corporation's Human Resources Department.

3. EMPLOYEE AND COMPANY CONTRIBUTIONS

Employee and Company contributions made to the Plan for the years ended December 31 were as follows:

                     1997            1996
                  -----------     -----------
Employee          $ 2,889,925     $ 2,914,612
Company             1,180,848       1,230,968
                  -----------     -----------
                  $ 4,070,773     $ 4,145,580
                  ===========     ===========


                      Crown Central Employees Savings Plan

4. FEDERAL INCOME TAXES

The Internal Revenue Service ruled May 5, 1997 that the Plan, as amended, is qualified and the trust established under the Plan is exempt from Federal income tax under the appropriate sections of the Internal Revenue Code (IRC). Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualification. The Retirement Plan Committee believes that the Plan is designed and is currently being operated in compliance with the applicable provisions of the IRC.

5. RECONCILIATION TO FORM 5500

Total investment income, as reported on lines 32 b (1) through (10) of Form 5500, is reported as net investment income and net realized and unrealized appreciation (depreciation) in aggregate fair value of investments on the financial statements.

                      Crown Central Employees Savings Plan

                    Notes to Financial Statements (continued)


Note 6. Statement of Net Assets Available for Benefits With Fund Information




                      Crown Central Employees Savings Plan

                    Notes to Financial Statements (continued)


Note 7. Statement of Changes in Net Assets Available for Benefits With Fund Information


                      Crown Central Employees Savings Plan

                    Notes to Financial Statements (continued)


Note 7. Statement of Changes in Net Assets Available for Benefits With Fund Information

            Crown Central Employee Savings Plan

Notes to Financial Statements (continued)


Note 6. Statement of Net Assets Available for Benefits With Fund Information

                                          December 31, 1997
                            -------------------------------------------------
                                                                     T. Rowe
                                                                      Price
                                                                    Internat-
                               Crown         Crown                    ional
                               Stock         Stock      Savings       Stock
                              Class A       Class B      Bonds         Fund
                            -----------  -----------  ----------  -----------
ASSETS
Investments, at fair value  $ 4,440,531  $ 2,462,079  $  939,562  $ 2,808,422
Contributions receivable                      20,998                   19,162
Interest receivable
                            -----------  -----------  ----------  -----------
Net assets available
  for benefits              $ 4,440,531  $ 2,483,077  $  939,562  $ 2,827,584
                            ===========  ===========  ==========  ===========

                                            December 31, 1997
                            --------------------------------------------------
                              T. Rowe      T. Rowe
                               Price        Price      T. Rowe        T. Rowe
                                U.S.         U.S.       Price          Price
                             Treasury     Treasury     Equity         Spectrum
                               Money     Intermediate  Income          Income
                               Fund          Fund       Fund            Fund
                            -----------  -----------  -----------  -----------
ASSETS
Investments, at fair value  $13,235,645  $ 1,462,664  $24,012,090  $ 5,093,778
Contributions receivable         45,899                   115,644       46,762
Interest receivable
                            -----------  -----------  -----------  -----------
Net assets available
  for benefits              $13,281,544  $ 1,462,664  $24,127,734  $ 5,140,540
                            ===========  ===========  ===========  ===========


                                            December 31, 1997
                           ----------------------------------------------------

                             T. Rowe      T. Rowe         T. Rowe      T. Rowe
                              Price        Price           Price        Price
                            Spectrum       Stable           New        Mid Cap
                             Growth        Value          Horizons      Growth
                              Fund          Fund            Fund         Fund
                           -----------  ------------  ------------  -----------
ASSETS
Investments, at fair value $ 8,710,523  $    232,339  $    654,507  $ 1,405,155
Contributions receivable        52,189         1,848        10,357       16,948
Interest receivable
                           -----------  ------------  ------------  -----------
Net assets available
  for benefits             $ 8,762,712  $    234,187  $    664,864  $ 1,422,103
                           ===========  ============  ============  ===========

                                December 31, 1997
                           ------------------------




                                Loan
                                Fund        Total
                           -----------  -----------
ASSETS
Investments, at fair value $ 1,934,331  $67,391,626
Contributions receivable                    329,807
Interest receivable             11,573       11,573
                           -----------  -----------
Net assets available
  for benefits             $ 1,945,904  $67,733,006
                           ===========  ===========

                                            December 31, 1996
                            -------------------------------------------------
                                                                     T. Rowe
                                                                      Price
                                                                    Internat-
                               Crown         Crown                    ional
                               Stock         Stock      Savings       Stock
                              Class A       Class B      Bonds         Fund
                            -----------  -----------  ----------  -----------
ASSETS
Investments, at fair value  $ 3,051,988  $ 1,745,497  $  951,676  $ 3,106,586
Contributions receivable                      28,036                   25,226
Interest receivable
Cash
                            -----------  -----------  ----------  -----------
Net assets available
  for benefits              $ 3,051,988  $ 1,773,533  $  951,676  $ 3,131,812
                            ===========  ===========  ==========  ===========

                                            December 31, 1996
                            --------------------------------------------------
                              T. Rowe      T. Rowe
                               Price        Price      T. Rowe        T. Rowe
                                U.S.         U.S.       Price          Price
                             Treasury     Treasury     Equity         Spectrum
                               Money     Intermediate  Income          Income
                               Fund          Fund       Fund            Fund
                            -----------  -----------  -----------  -----------
ASSETS
Investments, at fair value  $14,509,462  $ 1,677,754  $18,228,829  $ 4,281,539
Contributions receivable         55,568                   104,251       55,377
Interest receivable
Cash                             34,353
                            -----------  -----------  -----------  -----------
Net assets available
  for benefits              $14,599,383  $ 1,677,754  $18,333,080  $ 4,336,916
                            ===========  ===========  ===========  ===========


                                            December 31, 1996
                           ----------------------------------------------------

                             T. Rowe      T. Rowe         T. Rowe      T. Rowe
                              Price        Price           Price        Price
                            Spectrum       Stable           New        Mid Cap
                             Growth        Value          Horizons      Growth
                              Fund          Fund            Fund         Fund
                           -----------  ------------  ------------  -----------
ASSETS
Investments, at fair value $ 7,619,897  $     44,612  $    329,058  $   606,600
Contributions receivable        55,303           496         6,284        9,761
Interest receivable
Cash
                           -----------  ------------  ------------  -----------
Net assets available
  for benefits             $ 7,675,200  $     45,108  $    335,342  $   616,361
                           ===========  ============  ============  ===========

                                December 31, 1996
                           ------------------------




                                Loan
                                Fund        Total
                           -----------  -----------
ASSETS
Investments, at fair value $ 2,001,985  $58,155,483
Contributions receivable                    340,302
Interest receivable             11,860       11,860
Cash                                         34,353
                           -----------  -----------
Net assets available
  for benefits             $ 2,013,845  $58,541,998
                           ===========  ===========

                       Crown Central Employee Savings Plan

                    Notes to Financial Statements (continued)


Note 7.  Statement of Changes in Net Assets Available for Benefits With Fund
Information

                                     Year Ended December 31, 1997
                                -------------------------------------




                                    Crown         Crown
                                    Stock         Stock      Savings
                                   Class A       Class B      Bonds
                                -----------  -----------  -----------
Net investment income:
  Interest                                                $    53,234
  Dividends
                                -----------  -----------  -----------
Net investment income                                          53,234
Contributions                                    281,421
                                -----------  -----------  -----------
Total Additions                                  281,421       53,234

Benefit Payments                   (237,780)    (170,485)      (5,979)

Net realized and unrealized
appreciation (depreciation)in
fair value of investments         2,185,188    1,338,506

Interfund transfers                (558,865)    (739,898)     (59,369)
                                -----------  -----------  -----------
Net increase (decrease)           1,388,543      709,544      (12,114)

Net assets available for
  benefits at beginning
  of year                         3,051,988    1,773,533      951,676
                                -----------  -----------  -----------
Net assets available for
  benefits at end of year       $ 4,440,531  $ 2,483,077  $   939,562
                                ===========  ===========  ===========

                                    Year Ended December 31, 1997
                                -------------------------------------
                                   T. Rowe      T. Rowe     T. Rowe
                                    Price        Price       Price
                                   Internat-      U.S.        U.S.
                                    ional       Treasury    Treasury
                                    Stock        Money    Intermediate
                                     Fund         Fund        Fund
                                -----------  -----------  -----------
Net investment income:
  Interest                                   $   661,352
  Dividends                     $   148,619               $    91,061
                                -----------  -----------  -----------
Net investment income               148,619      661,352       91,061
Contributions                       266,428      618,380
                                -----------  -----------  -----------
Total Additions                     415,047    1,279,732       91,061

Benefit Payments                   (286,296)  (1,856,233)    (129,049)

Net realized and unrealized
appreciation (depreciation)in
fair value of investments           (78,039)                   27,420

Interfund transfers                (354,940)    (741,338)    (204,522)
                                -----------  -----------  -----------
Net increase (decrease)            (304,228)  (1,317,839)    (215,090)

Net assets available for
  benefits at beginning
  of year                         3,131,812   14,599,383    1,677,754
                                -----------  -----------  -----------
Net assets available for
  benefits at end of year       $ 2,827,584  $13,281,544  $ 1,462,664
                                ===========  ===========  ===========

                                    Year Ended December 31, 1997
                                -------------------------------------

                                   T. Rowe      T. Rowe     T. Rowe
                                    Price        Price       Price
                                    Equity      Spectrum    Spectrum
                                    Income       Income      Growth
                                     Fund         Fund        Fund
                                -----------  -----------  -----------
Net investment income:
  Interest
  Dividends                     $ 2,344,551  $   352,513  $   881,083
                                -----------  -----------  -----------
Net investment income             2,344,551      352,513      881,083
Contributions                     1,362,058      612,278      636,773
                                -----------  -----------  -----------
Total Additions                   3,706,609      964,791    1,517,856

Benefit Payments                 (2,336,901)    (432,140)    (833,775)

Net realized and unrealized
appreciation (depreciation)in
fair value of investments         2,822,254      185,653      374,849

Interfund transfers               1,602,692       85,320       28,582
                                -----------  -----------  -----------
Net increase (decrease)           5,794,654      803,624    1,087,512

Net assets available for
  benefits at beginning
  of year                        18,333,080    4,336,916    7,675,200
                                -----------  -----------  -----------
Net assets available for
  benefits at end of year       $24,127,734  $ 5,140,540  $ 8,762,712
                                ===========  ===========  ===========

                                    Year Ended December 31, 1997
                                -------------------------------------

                                   T. Rowe      T. Rowe     T. Rowe
                                    Price        Price       Price
                                    Stable        New       Mid Cap
                                    Value      Horizons      Growth
                                     Fund         Fund        Fund
                                -----------  -----------  -----------
Net investment income:
  Interest
  Dividends                     $    16,465  $    15,491  $    14,449
                                -----------  -----------  -----------
Net investment income                16,465       15,491       14,449
Contributions                        19,033      103,460      170,942
                                -----------  -----------  -----------
Total Additions                      35,498      118,951      185,391

Benefit Payments                     (4,538)     (15,952)    (147,792)

Net realized and unrealized
appreciation (depreciation)in
fair value of investments                         26,991      155,297

Interfund transfers                 158,119      199,532      612,846
                                -----------  -----------  -----------
Net increase (decrease)             189,079      329,522      805,742

Net assets available for
  benefits at beginning
  of year                            45,108      335,342      616,361
                                -----------  -----------  -----------
Net assets available for
  benefits at end of year       $   234,187  $   664,864  $ 1,422,103
                                ===========  ===========  ===========

                                    Year Ended December 31, 1997
                                -------------------------------------




                                    Loan
                                    Fund        Total
                                -----------  -----------
Net investment income:
  Interest                      $   145,386  $   859,972
  Dividends                                    3,864,232
                                -----------  -----------
Net investment income               145,386    4,724,204
Contributions                                  4,070,773
                                -----------  -----------
Total Additions                     145,386    8,794,977

Benefit Payments                   (185,168)  (6,642,088)

Net realized and unrealized
appreciation (depreciation)in
fair value of investments                      7,038,119

Interfund transfers                 (28,159)
                                -----------  -----------
Net increase (decrease)             (67,941)   9,191,008

Net assets available for
  benefits at beginning
  of year                         2,013,845   58,541,998
                                -----------  -----------
Net assets available for
  benefits at end of year       $ 1,945,904  $67,733,006
                                ===========  ===========

                                    Year Ended December 31, 1996
                                -------------------------------------




                                    Crown         Crown
                                    Stock         Stock      Savings
                                   Class A       Class B      Bonds
                                -----------  -----------  -----------
Net investment income:
  Interest                                                $    80,861
  Dividends
                                -----------  -----------  -----------
Net investment income                                          80,861
Contributions                                    369,691
                                -----------  -----------  -----------
Total Additions                                  369,691       80,861

Benefit Payments                   (275,097)    (173,516)      (2,888)

Net realized and unrealized
(depreciation) appreciation in
fair value of investments          (901,031)      99,263

Interfund transfers                (332,989)      (5,423)    (314,218)
                                -----------  -----------  -----------
Net (decrease) increase          (1,510,017)     290,015     (236,245)

Net assets available for
  benefits at beginning
  of year                         4,562,005    1,483,518    1,187,921
                                -----------  -----------  -----------
Net assets available for
  benefits at end of year       $ 3,051,988  $ 1,773,533  $   951,676
                                ===========  ===========  ===========

                                    Year Ended December 31, 1996
                                -------------------------------------
                                   T. Rowe      T. Rowe     T. Rowe
                                    Price        Price       Price
                                   Internat-      U.S.        U.S.
                                    ional       Treasury    Treasury
                                    Stock        Money    Intermediate
                                     Fund         Fund     Bond Fund
                                -----------  -----------  -----------
Net investment income:
  Interest                                   $   700,650
  Dividends                     $    80,594               $   111,837
                                -----------  -----------  -----------
Net investment income                80,594      700,650      111,837
Contributions                       318,196      718,600
                                -----------  -----------  -----------
Total Additions                     398,790    1,419,250      111,837

Benefit Payments                   (256,803)  (2,248,705)     (91,179)

Net realized and unrealized
(depreciation) appreciation in
fair value of investments           356,209                  (74,047)

Interfund transfers                 (42,892)   (234,146)    (260,238)
                                -----------  -----------  -----------
Net (decrease) increase             455,304  (1,063,601)    (313,627)

Net assets available for
  benefits at beginning
  of year                         2,676,508   15,662,984    1,991,381
                                -----------  -----------  -----------
Net assets available for
  benefits at end of year       $ 3,131,812  $14,599,383  $ 1,677,754
                                ===========  ===========  ===========

                                    Year Ended December 31, 1996
                                -------------------------------------

                                   T. Rowe      T. Rowe     T. Rowe
                                    Price        Price       Price
                                    Equity      Spectrum    Spectrum
                                    Income       Income      Growth
                                     Fund         Fund        Fund
                                -----------  -----------  -----------
Net investment income:
  Interest
  Dividends                     $ 1,136,181  $   312,711  $   523,829
                                -----------  -----------  -----------
Net investment income             1,136,181      312,711      523,829
Contributions                     1,272,152      744,445      664,706
                                -----------  -----------  -----------
Total Additions                   2,408,333    1,057,168    1,188,535

Benefit Payments                   (724,035)    (248,234)    (493,190)

Net realized and unrealized
(depreciation) appreciation in
fair value of investments         1,889,852      (11,243)     735,360

Interfund transfers                 282,409     (262,780)     236,073
                                -----------  -----------  -----------
Net (decrease) increase           3,856,559      534,911    1,666,778

Net assets available for
  benefits at beginning
  of year                        14,476,521    3,802,005    6,008,422
                                -----------  -----------  -----------
Net assets available for
  benefits at end of year       $18,333,080  $ 4,336,916  $ 7,675,200
                                ===========  ===========  ===========

                                    Year Ended December 31, 1996
                                -------------------------------------

                                   T. Rowe      T. Rowe     T. Rowe
                                    Price        Price       Price
                                    Stable        New       Mid Cap
                                    Value      Horizons      Growth
                                     Fund         Fund        Fund
                                -----------  -----------  -----------
Net investment income:
  Interest
  Dividends                     $       413  $    30,037  $    16,656
                                -----------  -----------  -----------
Net investment income                   413       30,037       16,656
Contributions                         1,743       23,059       32,976
                                -----------  -----------  -----------
Total Additions                       2,156       53,096       49,632

Benefit Payments                        (31)         (31)         (63)

Net realized and unrealized
(depreciation) appreciation in
fair value of investments                        (23,313)      17,045

Interfund transfers                  42,983      305,590      549,747
                                -----------  -----------  -----------
Net (decrease) increase              45,108      335,342      616,361

Net assets available for
  benefits at beginning
  of year
                                -----------  -----------  -----------
Net assets available for
  benefits at end of year       $    45,108  $   335,342  $   616,361
                                ===========  ===========  ===========

                                    Year Ended December 31, 1996
                                -------------------------------------




                                    Loan
                                    Fund        Total
                                -----------  -----------
Net investment income:
  Interest                      $   147,131  $   928,642
  Dividends                                    2,212,258
                                -----------  -----------
Net investment income               147,131    3,140,900
Contributions                                  4,145,580
                                -----------  -----------
Total Additions                     147,131    7,286,480

Benefit Payments                   (408,532)  (4,922,304)

Net realized and unrealized
(depreciation) appreciation in
fair value of investments                      2,087,195

Interfund transfers                  35,884
                                -----------  -----------
Net (decrease) increase            (225,517)   4,451,371

Net assets available for
  benefits at beginning
  of year                         2,239,362   54,090,627
                                -----------  -----------
Net assets available for
  benefits at end of year       $ 2,013,845  $58,541,998
                                ===========  ===========

                        Supplemental Schedules

                   Crown Central Employees Savings Plan

                           EIN:  52-0550682
                              Plan # 002

        Line 27a--Schedule of Assets Held for Investment Purposes

                          December 31, 1997



                                Description of
                                Investment
                                 Including
                                 Maturity Date
                                 Rate of Interest,
Identity of Issue, Borrower,     Par or Maturity
Lessor or Similar Party          Value                             Current
                                                       Cost         Value
-----------------------------------------------------------------------------

United States Savings Bonds       Various
-- Series E and EE                maturities       $   537,794   $   939,562

Crown Central Petroleum Corp.
  Class A Common Stock*           202,996 shares     3,845,360     4,440,531
Crown Central Petroleum Corp.
  Class B Common Stock*           121,210 shares     1,822,996     2,462,079
                                                   -----------  ------------
                                                     5,668,356     6,902,610
T. Rowe Price Funds*:
International Stock Fund         209,271 shares      2,656,133     2,808,422
U.S. Treasury Money Fund         13,235,645 shares  13,235,645    13,235,645
U.S. Treasury Intermediate Fund  277,020 shares      1,468,300     1,462,664
Equity Income Fund               921,062 shares     18,294,676    24,012,090
Spectrum Income Fund             436,859 shares      4,831,861     5,093,778
Spectrum Growth Fund             546,800 shares      7,430,613     8,710,523
Stable Value Fund                232,339 shares        232,339       232,339
New Horizons Fund                28,090 shares         644,833       654,507
Mid Cap Growth Fund              49,131 shares       1,258,843     1,405,155
                                                   -----------   -----------
                                                    50,053,243    57,615,123

Participant Loans                Interest rates from
                                 6.0% to 9.0%;
                                 maturities to
                                 11/30/02                          1,934,331
                                                   -----------   -----------
Total Investments                                  $56,259,393  $ 67,391,626
                                                   ===========  ============

*Party in interest as defined by ERISA.


                   Crown Central Employees Savings Plan

                           EIN:  52-0550682
                              Plan # 002

             Line 27d--Schedule of Reportable Transactions

                      Year ended December 31, 1997




                                                          Current
                                                          Value of
Identity                                                  Asset on
of Party  Description    Purchase   Selling    Cost of    Transaction  Net Gain
Involved  of Assets      Price      Price      Asset      Date         of (Loss)
--------------------------------------------------------------------------------

Category (iii)--series of securities transactions in excess of 5% of plan assets

T. Rowe  Spectrum Growth
 Price*   Fund           $2,269,230            $2,269,230  $2,269,230-
T. Rowe  Spectrum Growth
 Price*   Fund                      $1,553,452  1,275,845   1,553,452  $277,607

T. Rowe  Equity Income
 Price*   Fund            6,430,436             6,430,436   6,430,436
T. Rowe  Equity Income
 Price*   Fund                       3,469,429  2,699,138   3,469,429   770,291

T. Rowe  U.S. Treasury
 Price*   Money Fund      2,771,929             2,771,929   2,771,929
T. Rowe  U.S. Treasury
 Price*   Money Fund                 4,045,746  4,045,746   4,045,746


*  Party in interest as defined by ERISA.

There were no category (i), (ii) or (iv) reportable transactions during 1997.

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-53457) pertaining to the 1994 Long Term Incentive Plan and Employees Savings Plan and the Registration Statement (Form S-8 No. 33-57847) pertaining to the Employees Supplemental Savings Plan of Crown Central Petroleum Corporation and Subsidiaries of our report dated May 29, 1998, with respect to the financial statements and schedules of the Crown Central Employees Savings Plan, included in this Form 10-K/A, amending Crown Central Petroleum Corporation and Subsidiaries Annual Report (Form 10-K) for the year ended December 31, 1997.

/s/--- Ernst & Young LLP


Baltimore, Maryland
June 23, 1998